Exhibit 99.2

Strategic Sale of Multi - Tenant Portfolio Global Net Lease

1 FORWARD LOOKING STATEMENTS This presentation contains statements that are not historical facts and may be forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing, ability to consummate and consideration rel ated to our anticipated acquisitions and dispositions (including the proposed sale of the Multi - Tenant Portfolio), the intent, belief or current expectations of us, our operating partnership and members of our management team, as well as the assumptions on which such statements are bas ed, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward - looking state ments, although not all forward - looking statements contain these identifying words. These forward - looking statements are subject to risks, uncertainties, and other factors, many of which are outside of our contro l, which could cause actual results to differ materially from the results contemplated by the forward - looking statements. These risks and uncer tainties include the risks that any potential future acquisition or disposition (including the proposed sale of the Multi - Tenant Portfolio) by us is subject to market conditions and capital availability and timing considerations and may not be identified or completed on favorable terms, or a t a ll. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially f rom those presented in our forward - looking statements are set forth under “Risk Factors” and “Quantitative and Qualitative Disclosures about Market Risk” s ections in our Annual Report on Form 10 - K, our Quarterly Reports on Form 10 - Q and our other filings with the U.S Securities and Exchange Commis sion (“SEC”) as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Fur ther, forward - looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward - looki ng statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless req uired by law.

PROJECTIONS

GNL GLOBAL NET LEASE

This presentation also includes estimated projections of future operating results. These projections are not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. All such statements, including but not limited to estimates of value accretion, synergies, run-rate or annualized figures and results of future operations after making adjustments to give effect to assumed future operations reflect assumptions as to certain business decisions and events that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized, or that the projections described in this presentation will be realized at all.

This presentation also contains estimates and information concerning our industry and tenants, including market position, market size and growth rates of the markets in which we operate, that are based on industry publications and other third-party reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" sections of the Company's Annual Report on Form 10-K, and all of its other filings with the SEC, as such risks, uncertainties and other important factors may be updated from time to time in the Company's subsequent reports.

Credit Ratings

A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology of assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Non-GAAP Financial Measures

This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our ability to incur and service debt, financial condition and results of operations. NOI and Adjusted EBITDA and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America ("GAAP"). Reconciliations of such non-GAAP measures to their nearest comparable GAAP measures can be found, with respect to the quarterly information regarding 4Q23, 1Q24, 2Q24 and 3Q24 in the Company's supplemental information for the quarter ended September 30, 2024, furnished as exhibit 99.2 to the Current Report on Form 8-K filed with the SEC on November 6, 2024, accessible at: https://www.sec.gov/ix?doc=/Archives/edgar/data/1526113/000152611324000026/gnl-20241106.htm which is incorporated by reference herein. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, the Company's financial statements prepared in accordance with GAAP. Additional information with respect to the Company is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on the Company's website, https://www.globalnetlease.com/

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3 ANTICIPATED STRATEGIC BENEFITS OF THE TRANSACTION We believe the sale of the Multi - Tenant Portfolio will be a transformative strategic transaction for GNL, providing a broad range of benefits with a clear focus on long - term value Transforms GNL into a Pure - Play Net Lease REIT Simplifies Operations and Enhances Portfolio Metrics Significantly Reduces Leverage and Improves Liquidity Position Reflects Value Embedded within GNL Positions GNL for Long - Term Growth 1 2 3 4 5

TRANSACTION OVERVIEW

GNL GLOBAL NET LEASE

Key Deal Terms	▪ $1.78 billion sale of GNL's multi-tenant retail portfolio (the "Multi-Tenant Portfolio") to RCG Ventures Holdings (the "Purchaser") ▪ 100% cash consideration after Purchaser's assumption of pre-existing mortgage debt ▪ Subject to post-closing adjustments related to the execution of pending leases within 180-days after the initial anticipated closing of March 21, 2025 ▪ $25 million non-refundable deposit ▪ Purchaser to assume all existing secured debt on the Multi-Tenant Portfolio ($470 million)
Anticipated G&A + Capex Reduction	▪ ~$6.5 million in annual G&A savings ▪ ~$34 million reduction in annual capital expenditures, tenant improvements and leasing commissions associated with the Multi-Tenant Portfolio
Financial Impact	▪ ~$1.3 billion of net proceeds will primarily be used to repay the outstanding balance of Revolving Credit Facility ▪ Reduces leverage (Net Debt / Adj. EBITDA) from 8.0x in 3Q24 to a range of 6.5x – 7.1x in 2025 ▪ Increases liquidity and financial flexibility, reducing total debt from $5 billion as of 3Q24 to $3 billion ▪ Provides GNL with several strategic options to address any near-term debt maturities
Expected Closing	▪ Anticipated closing for 59 unencumbered properties: End of 1Q25 ▪ Anticipated closing for 41 properties subject to loan assumptions: End of 2Q25 ▪ Closing subject to customary closing conditions

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THE MULTI-TENANT PORTFOLIO (UNDER-CONTRACT)

GNL GLOBAL NET LEASE

The Multi-Tenant Portfolio represented an attractive portfolio but was no longer aligned with the Company's core strategy

Key Facts[1]

100
Properties

14.7M
Rentable Sq. Ft.

91.6%
Leased

$12.49
ABR PSF[3]

5.3 years
WALT

Portfolio Composition[2]



Anchored Center 17%
Grocery Anchored 22%
Power Center 61%

27%
Of Total GNL SLR

Geographic Footprint



NV
NM
TX
KS
OK
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
MA
RI
MD
FL

28
States

Top 5 Tenants[2]

PETSMART
4.9%
of SLR

DICK'S SPORTING GOODS
4.5%
of SLR

KOHL'S
3.8%
of SLR

BEST BUY
3.2%
of SLR

Michaels
3.1%
of SLR

Note: Portfolio metrics as of September 30, 2024.

1. *Metrics are pro-forma of the three Multi-Tenant properties sold in 4Q24.*
2. *As a percentage of total annualized Straight-Line Rent of the Multi-Tenant portfolio. Calculated as of September 30, 2024, using annualized rent ("SLR") converted from local currency into USD as of September 30, 2024 for the in-place lease on the property on a straight-line basis, includes tenant concessions such as free rent, as applicable. For purposes of this presentation "annualized" figures represent the applicable quarterly figure multiplied by four.*
3. *Annual Base Rent per square foot.*

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Industrial & Distribution 45% Single - Tenant Retail 30% Single - Tenant Office 25% Industrial & Distribution 33% Multi - Tenant Retail 27% Single - Tenant Retail 22% Single - Tenant Office 18% Total Portfolio Annualized SLR (2) by Segment Existing Asset Diversification (1) New Asset Diversification Total Portfolio Annualized SLR (2) by Segment Hybrid 74% Single - Tenant Pure - Play Net Lease 100% Single - Tenant TRANSFORMS GNL INTO A PURE - PLAY NET LEASE REIT 1. As of September 30, 2024. 2. As a percentage of total annualized Straight - Line Rent of the Multi - Tenant portfolio. Refer to SLR definition included on slide 5. (Under Contract) 1 GNL becomes a pure - play net lease REIT with a large, diversified, and global portfolio of single - tenant properties 6

United States 80% United Kingdom 11% Europe 9% Canada 0.4% United States 72% United Kingdom 14% Europe 13% Canada 1% Total Portfolio Annualized SLR (2) by Region Existing Geographic Diversification (1) Pro - Forma Geographic Diversification Total Portfolio Annualized SLR (2) by Region … AND ENHANCES ITS GLOBAL EXPOSURE 1. As of September 30, 2024. 2. Calculated as Q3 2024 annualized Straight - Line Rent. Refer to SLR definition included on slide 5. GNL becomes a more geographically diversified REIT with a global portfolio of single - tenant properties 1 80% | 20% US Exposure | Europe Exposure 72% | 28% US Exposure | Europe Exposure 7

Risk Profile Improvement Higher Embedded Rent Growth Positive Impact on Operating Metrics % Leased (1) 96% 98% Operations and Risk Profile Improvement Q3’24 Annualized NOI Margin (2) 83% 90% Higher SS NOI Margin % IG Rated Tenants (3)(4) 61% 66% Enhanced Credit Profile of Tenant Base Rent Escalations (4) 80% 89% WALT (4) 6.3 Years 6.4 Years Annual Capex (5) $44M $10M Reduced Capex / Higher Cash Flows Existing SIMPLIFIES OPERATIONS AND ENHANCES PORTFOLIO METRICS 1. Metric calculated based on square feet as of September 30, 2024. 2. Calculated as Q3 2024 annualized Net Operating Income, divided by Q3 2024 annualized Revenue. NOI is a non - GAAP financial measur e. Please see “Non - GAAP Financial Measures” on slide 2 for information on where the definition thereof and a reconciliation to t he most comparable GAAP measure can be found. 3. Based on Investment Grade definition provided in company filings. 4. Metric based on annualized SLR as of September 30, 2024. 5. Based on annual Capex spend as of September 30, 2024. 2 New +200bps +700 Bps +500 Bps +900 Bps +0.1 Years ($34M) We believe the transaction would improve key portfolio metrics and simplify business operations. We believe the new portfolio would have a higher NOI margin and significantly lower capex 8

$5.3B $5.2B $5.0B $4.8B $3.1B 8.4x 8.4x 8.1x 8.0x 6.8x 4Q23 1Q24 2Q24 3Q24 GNL Post- Transaction $136M $175M $220M $253M $1B+ 4Q23 1Q24 2Q24 3Q24 GNL Post- Transaction SIGNIFICANTLY REDUCES LEVERAGE AND IMPROVES LIQUIDITY POSITION 1. Refers to Net Debt / Adjusted EBITDA. Net Debt represents total debt outstanding, less cash and cash equivalents and excludes th e effect of discounts and deferred financing costs, net. Adjusted EBITDA is a non - GAAP financial measure. Please see “Non - GAAP Financial Measures” on slide 2 for information on where the definition thereof and a reconciliation to the most comparab le GAAP measure can be found. 2. Post - Transaction assumes the midpoint of 2025 guidance range of 6.5x to 7.1x. 3. Liquidity includes availability under the Revolving Credit Facility and Cash and Cash Equivalents. 3 Net Debt and Leverage (1)(2) Liquidity (3) We believe the transaction would reduce leverage for GNL by a range of 0.9x to 1.5x and significantly improve our liquidity position Transaction Reduces Net Debt / Adj. EBITDA by 1.2x Transaction Increases Liquidity by $1B+ 9

O ADC NNN EPRT FCPT GTY NTST WPC BNL LXP OLP FVR PINE PKST GOOD ONL 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x Price / 2025E AFFO Net Debt / Q3’24 Annualized Adj. EBITDA (Inverted) Industrial Focused Net Lease Peers (2) Retail Focused Net Lease Peers (1) Other Net Lease Peers (3) Potential to bridge valuation gap REFLECTS VALUE EMBEDDED WITHIN GNL Source: FactSet as of February 7, 2025. 1. Retail Focused Peers include ADC, EPRT, FCPT, GTY, NNN, NTST and O. 2. Industrial Focused Peers include BNL, LXP and WPC. 3. Other Net Lease Peers include FVR, GOOD, OLP, ONL, PINE and PKST. ILPT has been excluded as an outlier. 4 With the successful execution of its disposition strategy, we believe GNL is well - positioned as an attractive investment opportunity within the net lease REIT space 10

11 POSITIONS GNL FOR LONG - TERM GROWTH 1. Assumes all net proceeds from the Multi - Tenant Portfolio sale are used to pay down the Revolving Credit Facility. 2. Pro - forma of $267M in proceeds from dispositions during 4Q24, announced on January 8, 2025. 3. Liquidity includes availability under the Revolving Credit Facility and Cash and Cash Equivalents. Strategic Priorities Enhanced Liquidity 5 Boosted Free Cash Flow Improved Capital Structure $1.5B+ Capacity Under Revolving Credit Facility (1)(2) $1B+ Total Liquidity (3) Opportunistic Share Repurchase Program (Up to $300M) Flexibility with respect to refinancing upcoming debt maturities Explore and fund attractive acquisition opportunities Objective to pursue an investment grade rating in the near - to - medium term

$6.1B Real Estate Gross Asset Value (“RE GAV”) (1) Focused on Single - Tenant Net Lease Properties in the US and Europe 1,021 Properties 98% Leased 46M Rentable Square Feet $1B+ Liquidity (2) 6.5x – 7.1x Net Debt / Q4’25E Adj. EBITDA Internally - Managed and Fully - Integrated THE NEW GNL – SIZABLE PLATFORM / DIVERSIFIED PORTFOLIO / PURE - PLAY STRATEGY 1. Real Estate Gross Asset Value is defined as Real Estate Value at cost inclusive of intangible real estate assets. Metric is p ro - forma of the strategic sale of the Multi - Tenant Portfolio and assumes Q3 2024 actuals reduced by the sale price of $1.78 B . 2. Liquidity includes availability under the Revolving Credit Facility and Cash and Cash Equivalents. We believe the “New GNL” would be an internally - managed REIT with a sizable platform, a best - in - class portfolio, lower leverage and higher financial flexibility 12

13 $67.4B $17.8B $10.9B $9.3B $6.1B $5.7B $5.4B $5.4B $4.6B $3.4B $2.5B $2.2B $2.1B $1.6B $1.5B $0.9B $0.8B $0.6B O WPC NNN ADC GNL Post - Transaction ⁽ ² ⁾ EPRT BNL ILPT ⁽ ³ ⁾ LXP FCPT PKST GTY NTST ONL GOOD OLP FVR PINE THE NEW GNL – OPTIMAL SIZE $5 - $10 Billion RE GAV (1) $10+ Billion RE GAV (1) $1 - $5 Billion RE GAV (1) < $1 Billion RE GAV (1) Note: As of February 7, 2025. 1. Real Estate Gross Asset Value is defined as Real Estate Value at cost inclusive of intangible real estate assets. 2. Metric is pro - forma of the strategic sale of the Multi - Tenant Portfolio and assumes Q3 2024 actuals reduced by the sale price of $1.78B. 3. ILPT does not disclose amortization of the acquired intangible real estate leases. We believe GNL would have a sizable platform and the ability to “move the needle” through future acquisitions

THE NEW GNL – SUPERIOR OPERATIONS

Owning and managing single-tenant net lease assets is in our DNA

GNL Single-Tenant Portfolio vs. Peers

Q3'24 Annualized NOI[3] Margin



86%
90%
Single-Tenant Net Lease Peer Average(1)
GNL Single-Tenant Portfolio

% Leased



97%
98%
Single-Tenant Net Lease Peer Average(1)
GNL Single-Tenant Portfolio

GNL Multi-Tenant Portfolio vs. Shopping Center REIT Peers

Q3'24 Annualized NOI[3] Margin



68%
71%
GNL Multi-Tenant Portfolio
Shopping Center Peer Average(2)

% Leased



92%
95%
GNL Multi-Tenant Portfolio
Shopping Center Peer Average(2)

Note: GNL data as of September 30, 2024.
Source: SNL as of February 7, 2025.
1. *Single-Tenant Net Lease Peers include ADC, BNL, EPRT, FCPT, FVR, GOOD, GTY, ILPT, LXP, NNN, NTST, O, OLP, ONL, PINE, PKST and WPC.*
2. *Shopping Center Peers include AKR, BRX, FRT, IVT, KIM, KRG, PECO, REG, SITC and UE.*
3. *Calculated as Q3 2024 annualized Net Operating Income, divided by Q3 2024 annualized Revenue. See Appendix for definition of Q3'24 Annualized NOI Margin and reconciliation to the most comparable GAAP measures.*

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15 $67.5M $64.7M $60.8M $50.4M $43.9M 4Q23 1Q24 2Q24 3Q24 GNL Post-Transaction THE NEW GNL – RATIONALIZED G&A Annualized Quarterly G&A $6.5M

16 Well - positioned to fund future growth and drive shareholder value High quality tenant base with 66% investment - grade rated tenants Objective to pursue an investment - grade credit rating in the near to medium - term THE NEW GNL – INVESTMENT HIGHLIGHTS Geographically diversified portfolio with presence in the U.S. and Western Europe Fully - integrated, internally - managed platform with proven investment and operating capabilities Focused on conservative leverage, flexible balance sheet and strong liquidity profile Pure - play net lease REIT with best - in - class portfolio of single - tenant assets